News Release	Contact:
For Immediate Release	James J. Hyland, VP Investor Relations (636) 534-2369 Email: investor.relations@tlcvision.com

TLCVision Reports 7% Same Store Volume Increase In Refractive Centers

Same Store Centers Revenue Increases 9%

ST. LOUIS, MO, August 9, 2007: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced results for the second quarter ended June 30, 2007.

•	Revenue for the second quarter was $81.1 million, a 6% increase over prior year revenue of $76.2 million.

•	Consolidated net income for the second quarter was $0.9 million ($.01 per diluted share), compared to $10.9 million ($.16 per diluted share) from the prior year period.

•	The AMD net loss for the second quarter was ($0.7) million, compared to ($0.4) million from the prior year period. The AMD segment includes the Company’s interest in OccuLogix, Inc.

•	Net income before AMD for the second quarter was $1.6 million ($0.02 per diluted share) compared to $11.3 million ($.16 per diluted share) for the prior year period.

To facilitate a comparison of this quarter’s results with the results of the prior year period, the company is presenting pro forma net income and pro-forma EPS for the second quarter of 2007 and the second quarter of 2006. Excluding the effects of non-recurring costs and normalizing interest expense and income taxes, net income for the second quarter of 2007 was $2.9 million, or $.04 per diluted share, compared to $7.0 million, or $0.10 per diluted share, in the prior year period.

A reconciliation of reported net income to pro forma net income for both the quarter and the six months is included in the attached Consolidated Statements of Operations.

Jim Wachtman, President and Chief Executive Officer of TLCVision, commented, “During the second quarter, we continued the growth trend established during our first quarter. Refractive Centers procedure volume growth increased significantly, and we continue to exceed industry procedure volume growth rates. The investments in our marketing infrastructure are returning growth across all of our patient acquisition channels, and we continued to improve our operational efficiencies throughout the organization. Our transformation plan remains on schedule, and we remain committed to the roadmap that we established when we introduced our new business model in late 2006.”

“As we look ahead into the current quarter, we have a high degree of confidence in delivering double digit procedure volume and revenue growth in our Refractive Centers business. We continue to lay the groundwork which will help us achieve our stated goal of strengthening the TLC Laser Eye Centers® brand. We are confident that the investment we are making in the business today is the key to long-term shareholder value,” said Wachtman.

Business Unit Review*

•	Refractive Centers includes the Company’s 80 centers that provide laser vision correction surgery. Two new majority-owned centers, in Chicago and Portland, were announced during the quarter. Total centers revenues were up 8% to $47.0 million (9% same store). Total procedures of 33,900, including minority-owned centers, were up 5% overall and up 7% on a same store basis.

•	Doctor Services includes the Company’s refractive access, mobile cataract access, and ambulatory surgery centers and practices. Doctor Services revenues increased 2% to $26.0 million. Refractive access revenues were 3% below prior year, as higher pricing and new service offerings offset a 9% decline in procedure volume to 15,700. Total mobile cataract access revenues of $9.5 million were 5% over prior year on higher cataract volumes and new offerings. Our ambulatory surgery center and practice businesses delivered revenue of $7.1 million, 6% above prior year.

•	Eye Care consists primarily of the Company’s Vision Source optometric franchising business. Eye Care revenues grew 15% over prior year as a result of new franchises and higher fees per franchisee.

Year-to Date Results

•	Revenue for the six months ended June 30, 2007, was $164 million, compared to $154 million for the prior year period, an increase of 7%.

•	Consolidated net income was $4.4 million ($0.06 per fully diluted share) compared to $13.6 million ($0.19 per fully diluted share) for the prior year period.

•	The AMD net loss of ($3.2) million, was consistent with the prior year period.

•	Net income before AMD was $7.6 million ($0.11 per diluted share), compared to $16.8 million ($.24 per diluted share) for the prior year period.

To facilitate a comparison of year-to-date results with the results of the prior year period, the Company is presenting pro forma net income and pro-forma EPS for the six months ending June 30, 2007, and for the prior year period. Excluding the effects of non-recurring costs and normalizing income taxes and interest expense, net income for the six months ended June 30, 2007 was $9.6 million, or $.14 per diluted share, compared to $14.0 million, or $.20 per diluted share in the prior year period.

*The unaudited, interim consolidated financial statements for the three months ended June 30, 2006 include certain reclassifications to conform with the business-line and segment classifications for the three months ended June 30, 2007.

Cash Flow

Year-to-date operating cash flow, excluding the results of the AMD segment, was $21.7 million, or $.31 per share, compared to $27.7 million, or $.40 per share, in the prior year period. The primary reason for the decrease was the incremental marketing investment in the Refractive Centers business.

Conference Call

TLCVision invites all interested parties to participate in a conference call during which time the financial and operating results will be discussed. The call will be held today, at 10:30 a.m. Eastern Time. To participate, please dial 888-575-8232. International callers may dial 416-406-6419. The call will be broadcast live on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section. In addition, the live webcast will be available at various other popular portals and financial web sites.

A replay of the conference call will be available until August 23, 2007. To access the replay, dial 800-408-3052 (pass code: 3228962). The call will also be archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section.

Forward Looking Statements

This press release contains certain forward looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company’s actual results could differ materially from those anticipated in these forward looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision’s anticipated future results. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press.

About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management, and technology access service models, extensive optometric relationships, aggressive consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. More information about TLCVision can be found on the website at www.tlcv.com. Information about vision correction surgery can be found on the TLC Laser Eye Centers website at www.tlcvision.com.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
	Three Months Ended June 30, 2007						Three Months Ended June 30, 2006

	Results Before AMD						Results Before AMD
	Segment		AMD Segment	Total TLCVision			Segment		AMD Segment		Total TLCVision

Revenues:
Refractive centers	$46,952		$-	$46,952			$43,679			$-	$43,679
Doctor services	25,964		—		25,964		25,405		—		25,405
Eye care	8,214		—		8,214		7,131		—		7,131

Total revenues	81,130		—		81,130		76,215		—		76,215

Cost of revenues (excluding amortization):
Refractive centers	32,656		-	$32,656			29,944		-		29,944
Doctor services	18,258		—		18,258		18,040		—		18,040
Eye care	3,959		—		3,959		3,030		—		3,030

Total cost of revenues (excluding amortization)	54,873		—		54,873		51,014		—		51,014

Gross profit	26,257		—		26,257		25,201		—		25,201

General and administrative	8,966				8,966		7,085		—		7,085
Marketing and sales	10,686				10,686		6,704		—		6,704
Research and development, clinical and regulatory	—				—		—		—		—
Amortization of intangibles	927				927		874		—		874
Other expenses, net	96				96			(169)	—		(169)

Total operating costs	20,675		—		20,675		14,494		—		14,494

Operating income	5,582		—		5,582		10,707		—		10,707

Gain on sale of Occulogix, Inc. stock	—		933		933		—		1,450		1,450
Interest income	579		—		579		464		—		464
Interest expense		(689)	—			(689)		(383)	—		(383)
Minority interests		(2,761)	-			(2,761)		(2,938)	-		(2,938)
Earnings (losses) from equity investments	499		(1,614)			(1,115)	951			(1,850)	(899)

Income (loss) before income taxes	3,210		(681)		2,529		8,801			(400)	8,401

Income tax benefit (expense)		(1,653)	-			(1,653)	2,466		-		2,466
			-						-

Net income (loss)	$1,557		$(681)			$876	$11,267			$(400)	$10,867

Earnings (loss) per share — diluted	$0.02		$(0.01)	$		0.01	$0.16		$-		$0.16

Weighted average number of common shares outstanding — diluted	68,581		68,581		68,581		69,830		69,830		69,830

Calculation of Pro Forma Net Income and EPS

Net income (loss) , as reported	1,557						11,267
Add: Non-recurring costs	194						0
Interest expense from Dutch tender	264						0
Adjust income tax expense to 21%	883						(4,314)

Pro forma net income	2,898						6,953

Pro forma earnings (loss) per share	$0.04						$0.10

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
	Six Months Ended June 30, 2007						Six Months Ended June 30, 2006

	Results Before AMD						Results Before AMD
	Segment		AMD Segment	Total TLCVision			Segment		AMD Segment		Total TLCVision

Revenues:
Refractive centers	98,656		—		98,656		91,771		—		91,771
Doctor services	51,882		—		51,882		50,301		—		50,301
Eye care	13,786		—		13,786		11,724		—		11,724

Total revenues	164,324				164,324		153,796		—		153,796

Cost of revenues (excluding amortization):
Refractive centers	66,853		—		66,853		61,941		—		61,941
Doctor services	36,639		—		36,639		34,800				34,800
Eye care	6,434		—		6,434		5,003		1,659		6,662
Total cost of revenues (excluding amortization)	109,926		—		109,926		101,744		1,659		103,403

Gross profit (loss)	54,398		—		54,398		52,052			(1,659)	50,393
			-

General and administrative	18,896		—		18,896		16,153		1,759		17,912
Marketing and sales	19,121		—		19,121		13,506		169		13,675
Research and development, clinical and regulatory	—		—		—		—		1,475		1,475
Amortization of intangibles	1,719		—		1,719		1,738		—		1,738
Other expenses, net	534		—		534			(526)	849		323
Total operating costs	40,270		—		40,270		30,871		4,252		35,123

Operating income (loss)	14,128		—		14,128		21,181			(5,911)	15,270

Gain on sale of Occulogix, Inc. stock	—		933		933		—		1,450		1,450
Interest income	1,147		—		1,147		869		366		1,235
Interest expense		(1,129)	-			(1,129)		(679)	-		(679)
Minority interests		(5,300)	-			(5,300)		(5,467)	2,715		(2,752)
Earnings (losses) from equity investments	1,310		(4,131)			(2,821)	1,874			(1,850)	24
											—
Income (loss) before income taxes	10,156		(3,198)		6,958		17,778			(3,230)	14,548

Income tax expense		(2,604)	-			(2,604)		(969)	-		(969)
			-						-

Net income (loss)	$7,552		$(3,198)	$4,354			$16,809			$(3,230)	$13,579

Earnings (loss) per share — diluted	0.109		(0.046)		0.063		$0.24			$(0.05)	$0.19

Weighted average number of common shares outstanding — diluted	69,104		69,104		69,104		69,832		69,832		69,832

Calculation of Pro Forma Net Income and EPS

Net income (loss) , as reported	7,552						16,809
Add: Non-recurring costs	1,719						0
Interest expense from Dutch tender	264						0
Adjust income tax expense to 21%	55						(2,764)

Pro forma net income	9,590						14,045

Pro forma earnings (loss) per share	$0.14						$0.20

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)

			June 30, 2007
			(Unaudited)						December 31, 2006
	-				-		-				-
	Results Before AMD						Results Before AMD
	Segment		AMD Segment	Total TLCVision			Segment (Unaudited)		AMD Segment (Unaudited)		Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$17,216		$-	$17,216			$28,917				$28,917
Short-term investments	—		—		—		11,575				11,575
Accounts receivable, net	19,105		2,000		21,105		19,315				19,315
Deferred tax asset	11,464		—		11,464		7,153				7,153
Prepaid expenses, inventory and other	14,863		—		14,863		13,911				13,911

Total current assets	62,648		2,000		64,648		80,871		—		80,871

Intercompany	—		—				—		—		—
Restricted cash	1,035		—		1,035		1,035				1,035
Investments and other assets	26,325		9,164		35,489		24,495		14,362		38,857
Goodwill	90,567		—		90,567		96,148				96,148
Other intangible assets, net	18,785		—		18,785		20,503				20,503
Fixed assets, net	62,141		—		62,141		56,888				56,888

Total assets	$261,501		$11,164	$272,665			$279,940		$14,362		$294,302

LIABILITIES
Current liabilities
Accounts payable	$13,086		$—		13,086		$12,314				12,314
Accrued liabilities	18,920		—		18,920		20,231				20,231
Current maturities of long-term debt	9,951		—		9,951		8,311				8,311

Total current liabilities	41,957		—		41,957		40,856		—		40,856

Long-term debt, less current maturities	100,940		—		100,940		15,122				15,122
Other long-term liabilities	4,571		—		4,571		4,442				4,442
Minority interests	15,421		—		15,421		14,583				14,583

Total liabilities	162,889		—		162,889		75,003		—		75,003

STOCKHOLDERS’ EQUITY
Common stock	305,647		30,366		336,013		419,767		30,366		450,133
Option and warrant equity	1,299		—		1,299		1,806				1,806
Accumulated deficit		(208,334)	(19,202)			(227,536)		(216,636)		(16,004)	(232,640)

Total stockholders’ equity	98,612		11,164		109,776		204,937		14,362		219,299

Total liabilities and stockholders’ equity	$261,501		$11,164	$272,665			$279,940		$14,362		$294,302

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands, except per share amounts)
	Six Months Ended June 30, 2007						Six Months Ended June 30, 2006

	Results Before AMD						Results Before AMD
	Segment		AMD Segment	Total TLCVision			Segment		AMD Segment		Total TLCVision

OPERATING ACTIVITIES
Net income (loss)	$7,552		$(3,198)	$4,354			$16,809			$(3,230)	$13,579

Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	9,134		—		9,134		7,642		34		7,676
Reimbursements from investments in research and development
arrangements	—		—		—			(300)	—		(300)
Minority interests	5,300		—		5,300		5,467			(2,715)	2,752
(Earnings) losses from equity investments		(1,310)	4,131		2,821			(1,874)	1,850		(24)
Deferred taxes	1,939		—		1,939		2,019		—		2,019
Loss (gain) on sales and disposals of fixed assets		(81)	—			(81)		(28)	29		1
Gain on sale of Occulogix, Inc. stock	—		(933)			(933)	—			(1,450)	(1,450)
Write-down of OccuLogix, Inc. inventory	—		—		—		—		1,625		1,625
Non-cash compensation expense	731		—		731		739		186		925
Other	117				117		—		26		26
Changes in operating assets and liabilities,
net of acquisitions and dispositions:		(1,681)				(1,681)		(2,823)		(1,225)	(4,048)
			-
Cash from operating activities	21,701		—		21,701		27,651			(4,870)	22,781
			-

INVESTING ACTIVITIES
Purchases of fixed assets		(7,281)	-			(7,281)		(6,349)	-		(6,349)
Proceeds from sales of fixed assets	268		—		268		516		—		516
Distributions and loan payments received from equity investments	1,857		—		1,857		1,854		—		1,854
Reimbursements from investments in research and development
arrangements	—		—		—		300		—		300
Acquisitions and equity investments		(3,889)	-			(3,889)		(3,171)	-		(3,171)
Proceeds from sales of short-term investments	17,375		—		17,375		—		9,925		9,925
Purchases of short-term investments		(5,800)	-			(5,800)		(3,275)	-		(3,275)
Proceeds from sale of Occulogix, Inc. stock, net	—		2,000		2,000		—		2,226		2,226
Occulogix, Inc. cah balance at time of deconsolidation	—		—		—		—			(14,814)	(14,814)
Other	33		—		33		24			(71)	(47)
	—				—		—
Cash from investing activities	2,563		2,000		4,563			(10,101)		(2,734)	(12,835)

FINANCING ACTIVITIES
Restricted cash movement	—				—			(35)	—		(35)
Principal payments of debt financing and
capital leases		(3,497)	-			(3,497)		(1,968)	-		(1,968)
Proceeds from debt financing	85,317		—		85,317		283		—		283
Capitalized debt costs		(1,631)	-			(1,631)	-		-		-
Distributions to minority interests		(4,560)	-			(4,560)		(4,754)	-		(4,754)
Proceeds from issuances of common stock	2,154		—		2,154		445		—		445
Proceeds from issuances of OccuLogix, Inc. stock	—		—		—		—		233		233
Transfer from AMD segment	2,000		(2,000)		—		2,226			(2,226)	—
Purchases of treasury stock		(115,748)	-			(115,748)
							-		-		-
Cash from financing activities		(35,965)	(2,000)			(37,965)		(3,803)		(1,993)	(5,796)

Net increase in cash and cash equivalents
during the period		(11,701)	-			(11,701)	13,747			(9,597)	4,150
Cash and cash equivalents, beginning of period	28,917		—		28,917		22,122		9,607		31,729

Cash and cash equivalents, end of period	$17,216		$-	$17,216			$35,869		$10		$35,879

Operating cash flow per diluted share	$0.31		$-	$		0.31	$0.40			$(0.07)	$0.33

Note: The AMD segment includes the Company’s interest in
OccuLogix, Inc.